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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 20, 2005

                          POWER3 MEDICAL PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


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
                  NEW YORK                                       0-24921                             65-0565144
(State or other jurisdiction of incorporation             (Commission File Number)          (I.R.S. Employer Identification No.)
               or organization)
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                     3400 RESEARCH FOREST DRIVE, SUITE B2-3
                           THE WOODLANDS, TEXAS 77381
              (Address of principal executive offices and zip code)


                                 (281) 466-1600
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         As previously reported, Power3 Medical Products, Inc. (the "Company") entered into a Securities Purchase Agreement dated as of October 28, 2004, with Crestview Capital Master, LLC, Crescent International Ltd., Cityplatz Limited, GSSF Master Fund, LP, Omicron Master Trust, OTAPE Investments LLC, Gryphon Master Fund, L.P., Platinum Partners Value Arbitrage Fund, L.P., Richard Molinsky, Sage Capital Investments Limited, Mohawk Funding, Bach Farms LLC and DKR SoundShore Oasis Holding Fund Ltd. (the "Purchasers"). Pursuant to the Securities Purchase Agreement, the Purchasers agreed to purchase from the Company convertible debentures due three (3) years from the date of issuance in the aggregate principal amount of $3,000,000. The Securities Purchase Agreement also provides for the issuance to the Purchasers of warrants to purchase shares of the Company's common stock and additional investment rights to purchase additional convertible debentures. In connection with the Securities Purchase Agreement, the Company also entered into a Registration Rights Agreement with the Purchasers, which requires that the Company file a registration statement with the Securities and Exchange Commission registering on behalf of the Purchasers the resale of the shares of common stock issuable upon conversion of the debentures (including the debentures issuable upon exercise of the additional investment rights) and the exercise of the warrants. Copies of the Securities Purchase Agreement, form of Convertible Debenture due October 28, 2007, form of Common Stock Purchase Warrant, form of Additional Investment Right, and Registration Rights Agreement were previously filed as exhibits to the Company's Current Report on Form 8-K filed November 3, 2004.

         The Company and the Purchasers entered into an Amendment to Securities Purchase Agreement (the "Amendment") dated as of January 19, 2005. A copy of the Amendment was filed as an exhibit to the Company's registration statement on Form SB-2 filed on January 21, 2005. Pursuant to the Amendment, certain Purchasers agreed to purchase $400,000 aggregate principal amount of debentures at an interim closing on or before the third trading day after the filing of the registration statement. Under the original terms of the Securities Purchase Agreement, such Purchasers were not obligated to purchase additional debentures until following the effectiveness of the registration statement. In accordance with the terms of the Amendment, the Company agreed to issue to the Purchasers participating in the interim closing additional warrants to purchase up to 333,333 shares of the Company's common stock.

         Effective January 26, 2005, and pursuant to the terms of the Securities Purchase Agreement, as amended, the Company issued and sold $400,000 in aggregate principal amount of convertible debentures to certain Purchasers. The convertible debentures are due January 26, 2008 and are otherwise in the form of the debentures previously filed by the Company. Subject to the conditions set forth in the Securities Purchase Agreement, as amended, the Purchasers are required to purchase the remaining $1,600,000 in aggregate principal amount of the debentures at the second closing, which is to occur on or before the fifth trading day after the effective date of the registration statement.

         Concurrent with the issuance of the $400,000 in aggregate principal amount of debentures at the interim closing, the Company issued additional warrants to purchase an aggregate of up to 333,333 shares of the Company's common stock to the Purchasers participating in the interim closing. The warrants are exercisable for a period of five (5) years from October 28, 2004 and are otherwise in the form of the Common Stock Purchase Warrants previously filed by the Company.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         At the interim closing, which was effective January 26, 2005, the Company became obligated on $400,000 in principal amount of convertible debentures issued to the Purchasers participating in the interim closing. Please refer to "Item 1.01 - Entry Into a Material Definitive Agreement" above for further information regarding such debentures.

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

         The debentures and warrants issued in the interim closing and described in "Item 1.01 - Entry Into a Material Definitive Agreement" above were offered and sold to the Purchasers in a private placement in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933 and Rule 506 promulgated thereunder. Each of the Purchasers is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.


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ITEM 3.03         MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

         (b) Under the terms of the debentures described in "Item 1.01 - Entry Into a Material Definitive Agreement" above, the Company is prohibited from taking certain actions without the approval of the holders of a two-thirds majority of the then-outstanding principal amount of the debentures. Specifically, the Company has agreed not to, and not to permit its subsidiary to, so long as any portion of the debentures are outstanding, (1) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the holders of the debentures, or (2) repurchase more than a de minimis number of shares of its common stock or other equity securities other than as to the shares of common stock issuable upon conversion of the debentures described above.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.




EXHIBIT NUMBER       DESCRIPTION
--------------       -----------
*Exhibit 4.1         Form of Convertible Debenture Due January 26, 2008.


*Exhibit 4.2         Form of Common Stock Purchase Warrant.

 Exhibit 10.1 Securities Purchase Agreement dated as of October 28, 2004, among the Company and each purchaser identified therein (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed on November 3, 2004).

 Exhibit 10.2 Registration Rights Agreement dated as of October 28, 2004, among the Company and each purchaser identified therein (incorporated by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K filed on November 3, 2004).

 Exhibit 10.3 Amendment to Securities Purchase Agreement dated as of January 19, 2005, among the Company and each purchaser identified therein (incorporated by reference to Exhibit
                     10.8 to the Company's Registration Statement on Form SB-2 filed January 21, 2005 (File No. 333-122227).

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   * Filed herewith



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               POWER3 MEDICAL PRODUCTS, INC.


                               By: /s/ Michael J. Rosinski
                                  --------------------------------------------
                                  Michael J. Rosinski, Chief Financial Officer


Date:  February 1, 2005


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                                  EXHIBIT INDEX

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

EXHIBIT
 NUMBER           DESCRIPTION
-------           -----------

*Exhibit 4.1      Form of Convertible Debenture Due January 26, 2008.


*Exhibit 4.2      Form of Common Stock Purchase Warrant.

 Exhibit 10.1 Securities Purchase Agreement dated as of October 28, 2004, among the Company and each purchaser identified therein (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed on November 3, 2004).

 Exhibit 10.2 Registration Rights Agreement dated as of October 28, 2004, among the Company and each purchaser identified therein (incorporated by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K filed on November 3, 2004).

 Exhibit 10.3 Amendment to Securities Purchase Agreement dated as of January 19, 2005, among the Company and each purchaser identified therein (incorporated by reference to Exhibit 10.8 to the Company's Registration Statement on Form SB-2 filed January 21, 2005 (File No. 333-122227).
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* Filed herewith


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